The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Funds invest and the services available to shareholders.


                       Provident Investment Counsel Funds

                                 Balanced Fund A

                              Growth Funds A and B

                              Mid Cap Funds A and B

                       Small Company Growth Funds A and B





                                   Prospectus
                                  March 1, 2002

                       As Supplemented on March 18, 2002


Contents


Key Facts                       2   An Overview of the Funds
                                2   Risk/Return Summary
                                2   The Principal Goals, Strategies and
                                    Risks of the Funds
                                4   Who May Want to Invest
                                4   Performance
                                12  Fees and Expenses
                                14  Structure of the Funds and the Portfolios
                                14  More Information About the Funds'
                                    Investments, Strategies and Risks
                                16  Management

Your Account                    19  Ways to Set Up Your Account
                                19  Calculation of Net Asset Value
                                20  Deciding Which Fee Structure is Best for You
                                21  Distribution (12b-1) Plans
                                21  Shareholder Services Plan
                                21  How to Buy Shares
                                22  How to Sell Shares
                                23  Important Redemption Information
                                24  Investor Services

Shareholder Account Policies    25  Dividends, Capital Gains and Taxes
                                25  Distribution Options
                                25  Understanding Distributions
                                25  Transaction Details
                                28  Financial Highlights
                                33  Privacy Notice




--------------------------------------------------------------------------------
Note to Investors of the Mid Cap Fund A:
--------------------------------------------------------------------------------

The Board of Trustees has approved the reorganization of Mid Cap Fund A into Vanguard Mid Cap Growth Fund, a newly created series of Vanguard Whitehall Funds. A shareholder meeting is currently scheduled for June 2002 to consider the matter. If approved by shareholders, the proposed reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. We think the reorganization will be accomplished by early July 2002.

Under the proposal, the assets and liabilities of Mid Cap Fund A would be transferred to the Vanguard Fund, and shares of Mid Cap Fund A would be exchanged, on a tax-free basis, for an equivalent dollar amount of Vanguard Fund shares. Provident Investment Counsel would continue to serve as investment adviser, carrying out an investment program for the Vanguard Fund that is substantially similar to Mid Cap Fund A.

Shares of the Vanguard Fund will be offered with no sales charge, and will have lower operating expenses than Mid Cap Fund A. Further details will be provided in a proxy statement to be mailed to all shareholders of record in April 2002.

--------------------------------------------------------------------------------


         Key Facts

An Overview of the Funds

Management: Provident Investment Counsel ("PIC"), located in Pasadena, California since 1951, is the Funds' Advisor. PIC is an indirect, wholly-owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking business.

Structure:  Unlike  most  mutual  funds,  each Fund's  investment  in  portfolio securities is indirect. A Fund first invests all of its assets in a PIC Portfolio. The PIC Portfolio, in turn, acquires and manages individual securities. Each Fund has the same investment objective as the PIC Portfolio in which it invests. This is often referred to as a master-feeder fund structure. Investors should carefully consider this investment approach.

The Balanced Fund A (the "Balanced Fund") has the same investment objective and invests in the PIC Balanced Portfolio. The Growth Fund A and Growth Fund B (the "Growth Funds") have the same investment objective and invest in the PIC Growth Portfolio. The Mid Cap Fund A and Mid Cap Fund B (the "Mid Cap Funds") have the same investment objective and invest in the PIC Mid Cap Portfolio. The Small Company Growth Fund A and Small Company Growth Fund B (the "Small Company Growth Funds") have the same investment objective and invest in the PIC Small Cap Portfolio.


The "A" funds charge a front-end sales load and the "B" funds charge a back-end sales load. See Page 20 to determine which fund structure is best for you.


For reasons relating to costs or a change in investment goal, among others, each Fund could switch to another pooled investment company or decide to manage its assets itself. None of the Funds in this Prospectus is currently contemplating such a move.

Risk/Return Summary

The Principal Goals, Strategies and Risk of the Funds

Balanced Fund

Goal: Total return--that is, a combination of income and capital growth, while preserving capital.

Strategy: The Balanced Fund invests, through the PIC Balanced Portfolio, in a combination of growth stocks and high quality bonds. Although the percentage of assets allocated between equity and fixed-income securities is flexible, depending on market conditions, PIC expects that between 25% and 75% of the Balanced Portfolio's assets will be invested in each of equity securities and fixed-income securities. In selecting common stocks, PIC does an analysis of, and invests in, individual companies which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the equity market in general. Although PIC may invest in companies of any size, it may choose to invest a significant portion of the Balanced Portfolio's assets in small, medium and large companies. The Balanced Portfolio will invest only in fixed-income securities that have been rated investment grade by a nationally recognized statistical rating agency, or are the unrated equivalent. The Balanced Portfolio does not stress investments in fixed-income securities of any particular maturity. In selecting fixed-income securities, PIC examines the relationship between long-term and short-term interest rates and the current economic environment.


Risks: These primary investment risks apply to the Fund: market, bond, small and medium company and high portfolio turnover. See page 3 for these risks and primary investment risks common to all the Funds.


Growth Funds

Goal:  Long term growth of capital.

Strategy: The Growth Funds invest in the PIC Growth Portfolio. The Growth Portfolio invests at least 65% of its assets in growth stocks. PIC defines growth stocks as the stocks of those companies with high rates of growth in sales and earnings, strong financial characteristics, a proprietary product, industry leadership, significant management ownership and well thought out management goals, plans and controls. Although PIC may invest in companies of any size, it may choose to invest a significant portion of the Growth Portfolio's assets in small and medium companies. In selecting common stocks, PIC does an analysis of, and invests in, individual companies which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the domestic equity market in general.


Risks: These primary investments risks apply to the Funds: market and small and medium company. See page 3 for these risks and primary investment risks common to all of the Funds.


Mid Cap Funds


--------------------------------------------------------------------------------
Note to Investors of the Mid Cap Fund A:
--------------------------------------------------------------------------------

The Board of Trustees has approved the reorganization of Mid Cap Fund A into Vanguard Mid Cap Growth Fund, a newly created series of Vanguard Whitehall Funds. A shareholder meeting is currently scheduled for June 2002 to consider the matter. If approved by shareholders, the proposed reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. We think the reorganization will be accomplished by early July 2002.

Under the proposal, the assets and liabilities of Mid Cap Fund A would be transferred to the Vanguard Fund, and shares of Mid Cap Fund A would be exchanged, on a tax-free basis, for an equivalent dollar amount of Vanguard Fund shares. Provident Investment Counsel would continue to serve as investment adviser, carrying out an investment program for the Vanguard Fund that is substantially similar to Mid Cap Fund A.

Shares of the Vanguard Fund will be offered with no sales charge, and will have lower operating expenses than Mid Cap Fund A. Further details will be provided in a proxy statement to be mailed to all shareholders of record in April 2002.

--------------------------------------------------------------------------------


Goal:  Long term growth of capital.

Strategy: The Mid Cap Funds invest in the PIC Mid Cap Portfolio. The Mid Cap Portfolio invests at least 80% of its assets primarily in the common stock of medium-sized companies at time of initial purchase. Medium-sized companies are those companies, at the time of initial purchase, with market capitalizations with the capitalization range of the Russell MidCap Growth Index. As of January 31, 2002, the capitalization range of the Russell MidCap Growth Index was $1.0 billion to $14.0 billion. In selecting investments, PIC does an analysis of individual companies and invests in those medium-capitalization companies which it believes have the best prospects for future growth of earnings and revenue.


Risks: These primary investment risks apply to the Funds: market, small and medium company and high portfolio turnover. See page 5 for these risks and primary investment risks common to all of the Funds.


Small Company Growth Funds

Goal:  Long term growth of capital.
Strategy: The Small Company Growth Funds invest in the PIC Small Cap Portfolio. The Small Cap Portfolio invests at least 80% of its assets primarily in the common stock of small-capitalization companies. Small-capitalization companies are those whose market capitalization or annual revenues at the time of initial purchase are $50 million to $2 billion and/or those companies included in the Russell 2000 Growth Index. In selecting investments, PIC does an analysis of individual companies and invests in those small-capitalization companies which it believes have the best prospects for future growth of earnings and revenue.

Risks: These primary investment risks apply to the Funds: market, small and medium company and high portfolio turnover. See below for these risks and primary investment risks common to all of the Funds.

The Principal Risks of Investing in the Funds

By itself, no Fund is a complete, balanced investment plan. And no Fund can guarantee that it will reach its goal. As with all mutual funds, there is the risk that you could lose money on your investment in any of the Funds. For example, the following risks could affect the value of your investment:

Market Risk: The value of each Portfolio's investments will vary from day to day. The value of the Portfolios' investments generally reflects market conditions, interest rates and other company, political and economic news. Stock prices can rise and fall in response to these factors for short or extended periods of time. Therefore, when you sell your shares, you may receive more or less money than you originally invested.

Small and Medium Company Risk: Each Portfolio may invest in the securities of small and medium-sized companies. In addition, the Mid Cap Portfolio primarily invests in the securities of medium-sized companies and the Small Cap Portfolio primarily invests in the securities of small-sized companies. The securities of medium and small, less well-known companies may be more volatile than those of larger companies. Such companies may have limited product lines, markets or financial resources and their securities may have limited market liquidity. These risks are greater for small-sized companies.

Foreign Securities: Each Portfolio may invest in foreign securities. Investments in foreign securities involve risks that are not typically associated with domestic securities. The performance of foreign securities depends on different political and economic environments and other overall economic conditions than domestic securities. Changes in foreign currency exchange rates will affect the values of investments quoted in currencies other than the U.S. dollar. Less information may be publicly available about foreign issuers. Foreign stock markets have different clearance and settlement procedures, and higher commissions and transaction costs, than U.S. markets. Certain other adverse developments could occur, such as expropriation or confiscatory taxation, political or social instability, or other developments that could adversely affect the Portfolio's investments and its ability to enforce contracts.

Bond Risk: The Balanced Portfolio invests in bonds. A bond's market value is affected significantly by changes in interest rates. Generally, when interest rates rise, the bond's market value declines and when interest rates decline, its market value rises. Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield. A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition. To the extent the Portfolio invests in mortgage-backed securities, it will be subject to prepayment risk. When interest rates decline, mortgagees often prepay the principal on these securities which may significantly lower their yield.

Portfolio Turnover Risk: The Funds may experience high portfolio turnover. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect a Fund's performance.

Who May Want to Invest

The Balanced Fund may be appropriate for investors who seek long-term total return, but hope to see less fluctuation in the value of their investment.

The Growth Funds may be appropriate for investors who are seeking capital appreciation through a diversified portfolio of securities of companies of any size, but are willing to accept the greater risk of investing in growth stocks.

The Mid Cap Funds may be appropriate for investors who are seeking capital appreciation through a portfolio of medium-size companies and are willing to accept the greater risk of investing in such companies.

The Small Company Growth Funds may be appropriate for investors who are seeking capital appreciation through a portfolio of small-size companies and are willing to accept the greater risk of investing in such companies.

Investments in the Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following performance information indicates some of the risks of investing in the Funds. The bar charts show how each Fund's total return has varied from year to year. The tables show each Fund's average return over time compared with broad-based market indices. The bar charts do not reflect sales charges, which would lower the returns shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(K) plans and individual retirement accounts. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.


[GRAPH]

                                 Balanced Fund A
                         Calendar Year Total Returns (%)

1993   2.69%
1994  -3.13%
1995  22.31%
1996  15.56%
1997  22.32%
1998  31.12%
1999  21.39%
2000 -13.72%
2001 -17.28%


Best quarter: up 19.31%, 4th quarter 1999
Worst quarter: down -16.33%, 3rd quarter 2001


Average Annual Total Returns as of December 31, 2001
                                                              Since Inception
                                      1 Year      5 Years      June 11, 1992
                                      ------      -------      -------------
Balanced Fund A+
    Return Before Taxes               -22.04%      5.54%           7.85%
    Return After Taxes on             -22.69%      2.79%           5.74%
    Distributions
    Return After Taxes on             -13.44%      4.35%           6.18%
    Distributions and Sale of Fund
    Shares
Lipper Balanced Fund Index*           -3.24%       8.37%           9.88%
S&P 500 Index**                      -11.89%      10.70%          13.64%
Lehman Brothers Government/Credit      8.50%       7.37%           7.45%
    Bond Index***
S&P 500 Index (60%) and Lehman        -3.67%       9.79%          11.39%
    Brothers Government/Credit Bond
    Index (40%)****
----------------------


+    Includes maximum sales charge.
* The Lipper Balanced Fund Index is a net asset value weighted index of the 30 largest funds within Lipper's Balanced Fund investment objective. It is calculated daily with adjustments for income dividends and capital gains distributions as of the ex-dividend dates and includes adjustments for brokerage, custodian and advisory fees. The funds in this Index have a similar investment objective as the Balanced Fund.

** The S&P 500 Index is an unmanaged index that includes the reinvestment of dividends but does not include adjustments for brokerage, custodian and advisory fees. This index is generally considered representative of the U.S. large capitalization market.

*** The Lehman Brothers Government/Credit Bond Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. Government. Flower bonds and pass-through issues are excluded. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are re-balanced monthly by market capitalization. **** These figures represent a blend of the performance of both the S&P 500 Index (60%) and the Lehman Brothers Government/Credit Bond Index (40%) rebalanced monthly.



[GRAPH]

                                  Growth Fund A
                         Calendar Year Total Returns (%)

1998  39.16%
1999  34.35%
2000 -25.84%
2001 -31.96%


Best quarter: up 28.97%, 3rd  quarter 1999
Worst quarter: down -28.10%, 3rd quarter 2001


[GRAPH]

                                  Growth Fund B
                         Calendar Year Total Returns (%)

2000: -26.60%
2001: -32.22%


Best quarter: up 18.70%, 4th quarter 2001
Worst quarter: down -28.02%, 3rd quarter 2001




Average Annual Total Returns as of December 31, 2001

                                                Growth Fund A    Growth Fund B
                                               Since Inception  Since Inception
                                      1 Year   February 3, 1997  March 31, 1999
                                      ------   ----------------  --------------
Growth Fund A+
    Return Before Taxes               -35.87%        0.85%             N/A
    Return After Taxes on             -35.88%        0.00%             N/A
    Distributions
    Return After Taxes on             -21.85%        1.19%             N/A
    Distributions and Sale of Fund
    Shares
Growth Fund B+
    Return Before Taxes               -35.61%         N/A           -16.75%
    Return After Taxes on             -35.61%         N/A           -16.75%
    Distributions
    Return After Taxes on             -21.69%         N/A            -12.94%
    Distributions and Sale of Fund
    Shares
    S&P 500 Index*                    -11.89%        9.55%           -2.84%
    Russell 1000 Growth Index**       -20.42%        6.93%           -8.92%
------------------------


+    Includes maximum sales charge.

* The S&P 500 Index is an unmanaged index that includes the reinvestment of dividends but does not include adjustments for brokerage, custodian and advisory fees. This index is generally considered representative of the U.S. large capitalization market.

** The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values than the value universe.


[GRAPH]

                                Mid-Cap Fund A
                        Calendar Year Total Returns (%)

1998  26.30%
1999  83.33%
2000  12.96%
2001 -25.37%


Best quarter: up 56.66%, 4th quarter 1999
Worst quarter: down -30.22%, 3rd quarter 2001


[GRAPH]

                                 Mid-Cap Fund B
                         Calendar Year Total Returns (%)

2000  12.18%
2001 -26.28%


Best quarter: up 26.22%, 1st quarter 2000
Worst quarter: down -30.88%, 3rd quarter 2001



Average Annual Total Returns as of December 31, 2001
                                                Mid Cap Fund A   Mid Cap Fund B
                                                Since Inception  Since Inception
                                                 December 31,      March 31,
                                       1 Year        1997            1999
                                       ------   ---------------  ---------------
Mid Cap Fund A+
                                       -29.66%      16.45%           N/A
     Return Before Taxes

     Return After Taxes on             -29.66%      13.58%           N/A
     Distributions

     Return After Taxes on
     Distributions and Sale of Fund    -18.05%      12.99%           N/A
     Shares
Mid Cap Fund B+
                                       -29.96%        N/A           13.15%
     Return Before Taxes

     Return After Taxes on             -29.96%        N/A           12.80%
     Distributions

     Return After Taxes on
     Distributions and Sale of Fund    -18.25%        N/A           10.90%
     Shares
Russell Midcap Growth Index*           -20.16%       5.87%          1.11%
-------------------------
+    Includes maximum sales charge.
* The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell Midcap Index accurately captures the medium-sized universe of securities and represents approximately 34% of the Russell 1000 Index's total market capitalization. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values than the value universe.

[GRAPH]

                           Small Company Growth Fund A
                         Calendar Year Total Returns (%)

1998   5.26%
1999  90.87%
2000 -17.13%
2001 -15.56%



Best quarter: up 59.44%, 4th quarter 1999
Worst quarter: down -27.86%, 3rd quarter 2001

[GRAPH]

                                Balanced Fund A
                        Calendar Year Total Returns (%)

2000 -18.07%
2001 -16.48%


Best quarter: up 24.11%, 4th quarter 2001
Worst quarter: down -28.58%, 3rd quarter 2001



Average Annual Total Returns as of December 31, 2001
                                                Small Company     Small Company
                                                Growth Fund A     Growth Fund B
                                                Since Inception  Since Inception
                                       1 Year   February 3, 1997  March 31, 1999
                                       ------   ---------------- --------------
Small Company Growth Fund A+
                                       -20.42%           5.64%        N/A
     Return Before Taxes

     Return After Taxes on             -20.42%           5.64%        N/A
     Distributions

     Return After Taxes on
     Distributions and Sale of Fund    -12.42%           4.61%        N/A
     Shares
Small Company Growth Fund B+
                                       -20.65%            N/A        11.12%
     Return Before Taxes

     Return After Taxes on             -20.65%            N/A        11.12%
     Distributions

     Return After Taxes on
     Distributions and Sale of Fund    -12.58%            N/A        9.06%
     Shares
Russell 2000 Growth Index*             -9.22%            2.45%       0.89%
----------------
+    Includes maximum sales charge.
* The Russell 2000 Growth Index consists of the smallest 2,000 securities in the Russell 3000 Index, representing approximately 10% of the Russell 3000 Index total market capitalization but does not include adjustments for brokerage, custodian and advisory fees. The Russell 3000 Index is composed of 3,000 large U.S. companies by market capitalization. The Russell 2000 Growth Index contains those Russell 2000 Index securities with a greater-than average growth orientation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                   Provident       Provident
                                                  Investment      Investment
                                                    Counsel         Counsel
                                                    Funds A         Funds B

Shareholder Fees
 (Fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                5.75%           None
Maximum deferred sales (load) charge
  (as a percentage of purchase or sale price
  whichever is less)                                 None            5.00%
Redemption fee                                       None*           None
Exchange fee                                         None            None



-----------------

* Shareholders who buy $1 million of Fund A shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.



Annual Fund Operating Expenses*
(expenses that are deducted from Fund assets)


                                                                       Small
                                                                     Company
                                       Balanced   Growth   Mid Cap    Growth
                                        Fund A    Fund A    Fund A    Fund A
                                        ------    ------    ------    ------

Management Fee (paid by the Portfolio) 0.60% 0.80% 0.70% 0.80% Distribution and Service (12b-1) Fees
  (paid by the Fund)                    0.25%     0.25%     0.25%     0.25%
Other Expenses (paid by the Fund
  and the Portfolio)                    0.82%     2.98%     0.87%     0.41%
Administration Fee to PIC
  (paid by the Fund)                    0.20%     0.20%     0.20%     0.20%
Shareholder Services Fee
  (paid by the Fund)                    0.15%     0.15%     0.15%     0.15%
                                        -----     -----     -----     -----

Total Annual Fund Operating Expenses    2.02%     4.38%     2.17%     1.81%
Expense Reimbursements **              (0.97%)   (3.03%)   (0.78%)   (0.36%)
                                       -------   -------   -------   -------

Net Expenses                            1.05%     1.35%     1.39%     1.45%
                                        =====     =====     =====     =====


                                                            Small
                                                           Company
                                        Growth   Mid Cap    Growth
                                        Fund B    Fund B    Fund B
                                        ------    ------    ------


Management Fee (paid by the Portfolio) 0.80% 0.70% 0.80% Distribution and Service (12b-1) Fees
  (paid by the Fund)                    1.00%     1.00%     1.00%
Other Expenses (paid by the Fund
  and the Portfolio)                    5.25%     1.63%     6.03%
Administration Fee to PIC
  (paid by the Fund)                    0.20%     0.20%     0.20%
                                        -----     -----     -----

Total Annual Fund Operating Expenses    7.25%     3.53%     8.03%
Expense Reimbursements **              (5.15%)   (1.39%)   (5.73%)
                                       -------   -------   -------

Net Expenses                            2.10%     2.14%     2.30%
                                        =====     =====     =====

-------------------------

* The tables above and the Examples below reflect the expenses of the Funds and the Portfolios.
** Pursuant to a contract with the Funds, PIC has agreed to reimburse each Fund and Portfolio for investment advisory fees and other expenses until March 1, 2012. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds if, within three subsequent years, a Fund's expenses are less than the limit agreed to by PIC. Any reimbursements to PIC are subject to approval by the Board of Trustees.

Examples: These examples will help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. These examples are only illustrations, and your actual costs may be higher or lower. Let's say, hypothetically, that each Fund's annual return is 5% , that all dividends and distributions are reinvested and that its operating expenses remain the same. For every $10,000 you invest, here's how much you would pay in total expenses for the time periods shown if you redeemed your shares at the end of the period:

                            1 Year  3 Years  5 Years  10 Years
                            ------  -------  -------  --------

Balanced Fund A              $676   $  890   $1,121   $1,784
Growth Fund A                $705   $  978   $1,272   $2,105
Growth Fund B                $728   $  958   $1,360   $2,431
Mid Cap Fund A               $708   $  990   $1,292   $2,148
Mid Cap Fund B               $717   $  970   $1,349   $2,472
Small Company Growth Fund A  $714   $1,007   $1,322   $2,210
Small Company Growth Fund B  $733   $1,018   $1,430   $2,636


You would pay the following expenses if you did not redeem your shares:

                            1 Year  3 Years  5 Years  10 Years
                            ------  -------  -------  --------

Balanced Fund A             $676    $  890   $1,121   $1,784
Growth Fund A               $705    $  978   $1,272   $2,105
Growth Fund B               $213    $  658   $1,129   $2,431
Mid Cap Fund A              $708    $  990   $1,292   $2,148
Mid Cap Fund B              $217    $  670   $1,149   $2,472
Small Company Growth Fund A $714    $1,007   $1,322   $2,210
Small Company Growth Fund B $233    $  718   $1,230   $2,636

Structure of the Funds and the Portfolios

Each Fund seeks to achieve its investment objective by investing all of its assets in a PIC Portfolio. Each Portfolio is a separate registered investment company with the same investment objective as the Fund. Since a Fund will not invest in any securities other than shares of a Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. Each Fund's and Portfolio's investment objective cannot be changed without shareholder approval.

A Portfolio may sell its shares to other funds and institutions as well as to a Fund. All who invest in a Portfolio do so on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, these other funds may sell their shares to the public at prices different from the Funds' prices. This would be due to different sales charges or operating expenses, and it might result in different investment returns to these other funds' shareholders.

More Information About the Funds' Investments, Strategies and Risks

As described earlier, each Fund invests all of its assets in a PIC Portfolio. This section gives more information about how the PIC Portfolios invest.

PIC supports its selection of individual securities through intensive research and uses qualitative and quantitative disciplines to determine when securities should be sold. PIC's research professionals meet personally with the majority of the senior officers of the companies in the Portfolios to discuss their abilities to generate strong revenue and earnings growth in the future.

PIC's investment professionals focus on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a "bottom-up" approach to investing. PIC seeks companies that have displayed exceptional profitability, market share, return on equity, reinvestment rates and sales and dividend growth. Companies with significant management ownership of stock, strong management goals, plans and controls, and leading proprietary positions in given market niches are especially attractive. Finally, the valuation of each company is assessed relative to its industry, earnings growth and the market in general.

Each Portfolio invests to a limited degree in foreign securities, but is authorized to invest up to 20% of its total assets in such securities. Foreign investments involve additional risks including currency fluctuations, political and economic instability, differences in financial reporting standards, and lessstringent regulation of securities markets.

In determining whether to sell a security, PIC considers the following: (a) a fundamental change in company or industry outlook; (b) the company has met or exceeded PIC's price target; (c) a review of stocks that have declined 20% from a recent high or purchase price; (d) a review of bottom decile performers; and
(e) a review of relative price/earnings ratios: price/earnings to growth and price/earnings relative to historical. These considerations are based on PIC's research, including analytical procedures, market research and, although not always possible, meetings or discussions with management of the company.

Each Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries. PIC normally invests each Portfolio's assets according to its investment strategy. However, each Portfolio may depart from its principal investment strategies by making short-term investments in high-quality cash equivalents for temporary, defensive purposes. At those times, a Fund would not be seeking its investment objective.

Provident Investment Counsel Balanced Fund

The Balanced Fund seeks total return while preserving capital by investing in the PIC Balanced Portfolio. The Balanced Portfolio will attempt to achieve total return through investments in equity and fixed-income securities. The Portfolio's investments in equity securities will principally be in shares of common stock. Although the Portfolio will invest a minimum of 25% of its total assets in fixed-income securities, the percentage of assets allocated between fixed-income and equity securities is flexible.

In selecting investments for the Balanced Portfolio, PIC will include the common stock of companies of various sizes which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the equity market general. The Balanced Portfolio will invest in a range of small, medium and large companies.

The Balanced Portfolio will also invest at least 25%, and may invest up to 70%, of its total assets in fixed-income securities, both to earn current income and to achieve gains from an increase in the value of the fixed-income securities. The types of fixed-income securities in which the Balanced Portfolio will invest include U.S. dollar denominated corporate debt securities and U.S. Government securities. The Balanced Portfolio will invest only in fixed-income securities that are rated investment grade by a nationally recognized statistical rating agency, or are the unrated equivalent. Lower-rated securities have higher credit risks. In selecting fixed-income securities, PIC does not stress any particular target maturity. Rather, the Balanced Portfolio will invest in any maturity PIC deems the most favorable at the time.

Fixed-income securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term fixed-income securities are generally more sensitive to interest rate changes than short-term fixed-income securities. In general, prices of fixed-income securities rise when interest rates fall, and vice versa.

In selecting fixed-income securities, PIC does not base its investment decisions on forecasts of future interest rates or economic events. Rather, in selecting fixed-income securities for the Balanced Portfolio, PIC examines the relationship between long-term and short-term interest rates, taking into account historical relationships and the current economic environment. PIC seeks to identify sectors and individual securities within certain sectors, which it has determined are undervalued. PIC's analysis takes into account historical data and current market conditions.

Provident Investment Counsel Growth Funds

The Growth Funds seek long term growth of capital by investing in the PIC Growth Portfolio, which in turn invests primarily in shares of common stock. Under normal circumstances, the Growth Portfolio will invest at least 65% of its assets in shares of common stock. In selecting investments for the Growth Portfolio, PIC will include companies of various sizes which are currently experiencing a growth of earnings and revenue which is above the average relative to its industry peers and the stock market in general.

Provident Investment Counsel Mid Cap Funds

The Mid Cap Funds seek long term growth of capital by investing in the PIC Mid Cap Portfolio, which in turn invests primarily in the common stock of medium-sized companies.

PIC will  invest  at least  80%,  and  normally  at  least  95%,  of the Mid Cap
Portfolio's total assets in these securities. The Mid Cap Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types. Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements in value. However they tend to involve less risk than stocks of small companies.

Provident Investment Counsel Small Company Growth Funds

The Small Company Growth Funds seek long term growth of capital by investing in the PIC Small Cap Portfolio, which in turn invests primarily in the common stock of small companies.

PIC will invest at least 80%, and normally at least 95%, of the Portfolio's total assets in these securities. The Small Cap Portfolio has flexibility, however, to invest the balance in other market capitalizations and security types. Investing in small capitalization stocks may involve greater risk than investing in large or medium capitalization stocks, since they can be subject to more abrupt or erratic movements in value. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices tend to be more volatile.

Management

PIC is the advisor to the PIC Portfolios, in which the respective Funds invest. PIC's address is 300 North Lake Avenue, Pasadena, CA 91101. PIC traces its origins to an investment partnership formed in 1951. It is now an indirect, wholly owned subsidiary of Old Mutual plc. Old Mutual is a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. An investment committee of PIC formulates and implements an investment program for each Portfolio, including determining which securities should be bought and sold.

Each Portfolio pays an investment advisory fee to PIC for managing the Portfolio's investments. Last year, as a percentage of average daily net assets, the Balanced Portfolio paid PIC 0.25%, net of waiver; the Growth Portfolio paid 0.78%, net of waiver; the Mid Cap Portfolio paid 0.41%, net of waiver; and the Small Cap Portfolio paid 0.80%.

Your Account

Ways to Set Up Your Account

Individual or Joint Tenant for your General Investment Needs

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

Retirement
To shelter your retirement savings from taxes


Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.


o Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 1/2 with earned income to invest up to $3,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.


o Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

o Keogh or Corporate Profit Sharing and Money Purchase Pension Plans allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.

o Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

o    403(b)  Custodial  Accounts are  available to employees of most  tax-exempt
     institutions,   including   schools,   hospitals   and   other   charitable
     organizations.

o 401(K) Programs allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.

Gifts or Transfers to Minor (UGMA, UTMA)
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

Trust
For money being invested by a trust

The trust must be established before an account can be opened.

Business or Organization
For investment needs of corporations, associations, partnerships or other groups Does not require a special application.


Calculation of Net Asset Value

Once each business day, each Fund calculates its net asset value per share ("NAV"). NAV is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), which is normally 4 p.m., Eastern time. NAV will not be calculated on days that the NYSE is closed for trading.

Each Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value. The NAV for Fund A and Fund B shares will generally differ because they have different expenses.

Deciding Which Fee Structure is Best For You

As mentioned earlier, there are Funds A and Funds B. While all the Funds invest in the same PIC Portfolio (for example, Mid Cap Fund A and Mid Cap Fund B invest in the PIC Mid Cap Portfolio), each Fund has separate sales charge and expense structures. Because of the different expense structures, Fund A and Fund B will have different NAVs and dividends.

The principal advantages of Fund A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Fund A shares. The principal advantage of Fund B shares is that all of your money is put to work from the outset.

Fund A Shares

Fund A shares are sold at the public offering price, which includes a front-end sales charge. Shares are purchased at the next NAV calculated after your investment is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus, including the shares charge. The sales charge declines with the size of your purchase, as shown below:

                                      As a % of        As a % of
                                       offering          your
Your investment                         price         investment
---------------                         -----         ----------

Up to $49,999                           5.75%            6.10%
$50,000 to $99,999                      4.50%            4.71%
$100,000 to $249,999                    3.50%            3.63%
$250,000 to $499,999                    2.50%            2.56%
$500,000 to $999,999                    2.00%            2.04%
$1,000,000 and over                     None*            None*
----------------------
* Shareholders who buy $1 million of Fund A shares without paying a sales charge will be charged a 1% fee on redemptions made within one year of purchase.

Fund A Sales Charge Waivers

Shares of Fund A may be sold at net asset value (free of any sales charge) to:

(1) shareholders investing $1 million or more; (2) current shareholders of the Balanced, Growth and Small Company Growth Funds A as of June 30, 1998 and the Mid Cap Fund A as of September 30, 1998, and shareholders of the Small Company Growth Fund I who are now shareholders of the Small Company Growth Fund A as a result of a merger in 2000; (3) current or retired directors, trustees, partners, officers and employees of the Trust, the Distributor, PIC and its affiliates, certain family members of the above persons, and trusts or plans primarily for such persons; (4) current or retired registered representatives of broker-dealers having sales agreements with the Distributor or full-time employees and their spouses and minor children and plans of such persons; (5) investors who redeem shares from an unaffiliated investment company which has a sales charge and use the redemption proceeds to purchase Fund A shares within 60 days of the redemption; (6) trustees or other fiduciaries purchasing shares for certain retirement plans or organizations with 60 or more eligible employees;
(7) investment advisors and financial planners who place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services; (8) employee-sponsored benefit plans in connection with purchases of Fund A shares made as a result of participant-directed exchanges between options in such a plan; (9) "fee based accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the Distributor or another broker-dealer or financial institution with respect to sales of Fund A shares; (10) investors making purchases through retail fund "supermarkets"; and (11) such other persons as are determined by the Board of Trustees (or by the Distributor pursuant to guidelines established by the Board) to have acquired Fund A shares under circumstances not involving any sales expense to the Trust or the Distributor.

Fund A Sales Charge Reductions

There are several ways you can combine multiples purchases of Fund A shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner.

Accumulation Privilege - This lets you add the value of shares of any of the Funds A you and your family already own to the amount of your next purchase of Fund A shares for purposes of calculating the sales charge.

Letter of Intent - This lets you purchase shares of one or more Funds A over a 13-month period and receive the same sales charge as if all the shares had been purchased at one time.

Combination Privilege - This lets you combine shares of one or more Funds A for the purpose of reducing the sales charge on the purchase of Fund A shares.

Fund B Shares

The price you will pay to buy Fund B shares is based on the Fund's NAV. Shares are purchased at the next NAV calculated after your investment is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

You may be charged a contingent deferred sales charge ("CDSC") if you sell your Fund B shares within a certain time after you purchased them. There is no CDSC imposed on shares which you acquire by reinvesting your dividends. The CDSC is based on the original cost of your shares or the market value of them when you sell, whichever is less. When you place an order to sell your shares, we will first sell any shares in your account which are not subject to a CDSC. Next we will sell shares subject to the lowest CDSC.

The CDSC for Fund B shares is as follows:

Years after
Purchase                            CDSC

1                                   5.00%
2                                   4.00%
3                                   3.00%
4                                   3.00%
5                                   2.00%
6                                   1.00%
Within the 7th Year                 None

After seven years, your Fund B shares automatically will convert to a class of shares with the same investment objective and policies as your Fund. For example, if you own shares of Mid Cap Fund B, they will be converted to a new class of Mid Cap Fund shares to be established. The new class of shares will have lower distribution fees. This will mean that your Fund account will be subject to lower overall charges. The conversion will be a non-taxable event for you. The CDSC for Fund B shares may be reduced or waived under certain circumstances and for certain groups. Call (800) 618-7643 for details.

Distribution (12b-1) Plans

The Trust has adopted plans pursuant to Rule 12b-1 that allows each Fund to pay distribution fees for the sale and distribution of its shares. The plan with respect to Fund A shares provides for the payment of a distribution fee at the annual rate of up to 0.25% of each Fund's average daily net assets. The plan with respect to Fund B shares provides for the payment of a distribution fee at the annual rate of up to 0.75% of each Fund's average daily net assets and a service fee at the annual rate of up to 0.25% of each Fund's average daily net assets. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Services Plan

In addition, the Trust, on behalf of each Fund A, has entered into a Shareholder Services Plan with the Advisor. Under the Shareholder Services Plan, the Advisor will provide, or arrange for others to provide, certain shareholder services to shareholders of each Fund A. The Shareholder Services Plan provides for the payment to the Advisor of a service fee at the annual rate of 0.15% of each Fund A's average daily net assets.

How to Buy Shares

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call (800) 618-7643 for more information and a retirement application.

If you buy shares by check and then sell those shares within two weeks, the payment may be delayed for up to seven business days to ensure that your purchase check has cleared.

If you are investing by wire, please be sure to call (800) 618-7643 before sending each wire.

Minimum Investments

To Open an Account                                 $2,000

For retirement accounts                              $500
For automatic investment plans                       $250

To Add to an Account                                 $250

For retirement plans                                 $250
Through automatic investment plans                   $100

Minimum Balance                                    $1,000

For retirement accounts                              $500

For Information:                                (800) 618-7643

To Invest

By Mail:

     Provident Investment Counsel Funds
     P.O. Box 8943
     Wilmington, DE 19899

By Wire:
     Call: (800) 618-7643 to set up an
     account and arrange a wire transfer

By Overnight Delivery:
     Provident Investment Counsel Funds
     400 Bellevue Parkway
     Wilmington, DE 19809

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus. You may be charged a CDSC on the sale of your Fund B shares.

To sell shares in a non-retirement account, you may use any of the methods described on these two pages. If you are selling some but not all of your shares, you must leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).

Certain requests must include a signature guarantee. It is designed to protect you and the Funds from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

o    You wish to redeem more than $100,000 worth of shares,

o    Your account registration has changed within the last 30 days,

o The check is being mailed to a different address from the one on your account (record address), or

o    The check is being made payable to someone other than the account owner.

Shareholders redeeming their shares by mail should submit written instructions with a guarantee of their signature(s) by an eligible institution acceptable to the Funds' Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not part of these programs will not be accepted. A notary public cannot provide a signature guarantee.

Selling Shares in Writing

Write a "letter of instruction" with:

o    Your name,

o    Your Fund account number,

o    The dollar amount or number of shares to be redeemed, and

o Any other applicable requirements listed under "Important Redemption Information."

Unless otherwise instructed, PIC will send a check to the record address.

Mail your letter to:
Provident Investment Counsel Funds
P.O. Box 8943
Wilmington, DE 19899

Important Redemption Information


                Account Type         Special Requirements
                -----------------    ---------------------
Phone           All account types    * Your  telephone  call  must be  received  by 4 p.m.
(800) 618-7643  except retirement    Eastern  time to be  redeemed  on that  day  (maximum
                                     check request $100,000).




Mail or in      Individual, Joint    The  letter  of  instructions  must be  signed by all
Person                               persons  required to sign for  transactions,  exactly
                                     as their names appear on the account.
                Tenant, Sole
                Proprietorship,
                UGMA, UTMA

                Retirement           Account * The account owner should complete
                                     a retirement distribution form. Call (800)
                                     618-7643 to request one.

                 Trust * The trustee must sign the letter indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

                Business or          *  At  least  one  person   authorized  by  corporate
                Organization         resolutions  to act  on the  account  must  sign  the
                                     letter.

                                     * Include a corporate resolution with corporate seal
                                     or a signature guarantee.

                Executor,            * Call (800) 618-7643 for instructions.
                Administrator,
                Conservator,
                Guardian

Wire            All account types    You must sign up for the wire  feature  before  using
                except retirement    it.  To  verify  that  it is  in  place,  call  (800)
                                     618-7643. Minimum redemption wire: $5,000.

                                     * Your wire redemption request must be received by the
                                     Fund before 4 p.m. Eastern time for money
                                     to be wired the next business day.

Investor Services

PIC provides a variety of services to help you manage your account.

Information Services

PIC's telephone representatives can be reached at (800) 618-7643.

Statements and reports that PIC sends to you include the following:

o Confirmation statements (after every transaction that affects your account balance or your account registration)

o    Annual and semi-annual shareholder reports (every six months)

Transactions Services

Exchange Privilege. You may sell your Fund A shares and buy shares of other Funds A or sell your Fund B shares and buy shares of other Funds B by telephone or in writing. Note that exchanges into each Fund are limited to four per calendar year, and that they may have tax consequences for you. Also see "Shareholder Account Policies."

Systematic withdrawal plans let you set up periodic redemptions from your account. These redemptions take place on the 25th day of each month or, if that day is a weekend or holiday, on the prior business day. This service is available to Fund A account holders only.

Regular Investment Plans

One easy way to pursue your financial goals is to invest money regularly. PIC offers convenient services that let you transfer money into your Fund account automatically. Automatic investments are made on the 20th day of each month or, if that day is a weekend or holiday, on the prior business day. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long term financial goals. Certain restrictions apply for retirement accounts. Call (800) 618-7643 for more information.

Reinvestment after Redemption

If you redeem shares in your Fund A account, you can reinvest within 90 days from the date of redemption all or any part of the proceeds in shares of the same Fund or any other Fund A, at net asset value, on the date the Transfer Agent receives your purchase request. To take advantage of this option, send your reinvestment check along with a written request to the Transfer Agent within ninety days from the date of your redemption. Include your account number and a statement that you are taking advantage of the "Reinvestment Privilege." If your reinvestment is into a new account, it must meet the minimum investment and other requirements of the fund into which the reinvestment is being made.

Shareholder Account Policies

Dividends, Capital Gains and Taxes

The Funds distribute substantially all of their net income and capital gains, if any, to shareholders each year in December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call (800) 618-7643 for instructions. The Funds offer three options:

1. Reinvestment Option. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gain distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 591/2 years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions
As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Fund passes its net income along to investors as distributions which are taxed as dividends; long term capital gain distributions are taxed as long term capital gains regardless of how long you have held your Fund shares. Every January, PIC will send you and the IRS a statement showing the taxable distributions.

Taxes on Distributions. Your redemptions -- including exchanges -- are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell or exchange them.

Whenever you sell shares of a Fund, PIC will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether the sale resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

Transaction Details

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to federal income tax withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a Fund to withhold federal income taxes from your taxable distributions and redemptions.

You may initiate many transactions by telephone. PIC may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. PIC will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the liability to redeem or exchange by telephone, call PIC for instructions.

Each Fund reserves the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Privilege." Purchase orders may be refused if, in PIC's opinion, they would disrupt management of the Fund.

Please note this about purchases:

o All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

o    PIC does not accept cash or third party checks.

o When making a purchase with more than one check, each check must have a value of at least $50.

o Each Fund reserves the right to limit the number of checks processed at one time.

o If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its transfer agent has incurred.

To avoid the collection period associated with check purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.

You may buy shares of a Fund or sell them through a broker that has executed an agreement with the Funds to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Advisor may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or its agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

Certain financial institutions that have entered into sales agreements with PIC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Funds are priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Please note this about redemptions:

o Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.

o Redemptions may be suspended or payment dates postponed beyond seven days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

o PIC reserves the right to deduct an annual maintenance fee of $12.00 from accounts with a value of less than $1,000. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher cost of servicing smaller accounts.

o PIC also reserves the right to redeem the shares and close your account if it has been reduced to a value of less than $1,000 as a result of a redemption or transfer. PIC will give you 30 days prior notice of its intention to close your account. You will not be charged a CDSC for a low balance redemption from a Fund B.

Please note this about exchanges:

As a shareholder, you have the privilege of exchanging shares of Fund A for shares of other Funds A and shares of Fund B for shares of other Funds B. However, you should note the following:

o    The Fund you are exchanging into must be registered for sale in your state.

o You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

o    Before exchanging into a Fund, read its prospectus.

o Exchanges are considered a sale and purchase of Fund shares for tax purposes and may result in a capital gain or loss.

o    You may exchange Fund A shares only for other Fund A shares.

o    You may exchange Fund B shares only for other Fund B shares.

o Because excessive trading can hurt fund performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for the purposes of the four exchange limit.

o Each Fund reserves the right to refuse exchange purchases by any person or group if, in PIC's judgment, a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Financial Highlights

These tables show the financial performance for the Funds for up to the periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in a Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP for each of the three years in the period ended October 31, 2001 and by other auditors for the prior periods. PricewaterhouseCoopers LLP's reports and the Funds' financial statements are included in the Annual Reports which are available upon request.


                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
Financial Highlights For a share outstanding throughout each year

     Balanced Fund A

                                                  Year ended October 31,
                                        2001     2000     1999    1998    1997
                                       -----------------------------------------

Net asset value, beginning of year      15.87    18.65    16.95   15.51   13.91
                                       ------   ------   ------  ------  ------
Income from investment operations:
     Net investment income               0.24      0.3     0.22    0.16    0.16
     Net realized and unrealized gain
     (loss) on investments              -4.57     1.85     2.88    2.44    2.64
                                       ------   ------   ------  ------  ------
Total from investment operations        -4.33     2.15      3.1     2.6     2.8
                                       ======   ======   ======  ======  ======
Less distributions:
     From net investment income          -0.2    -0.34    -0.22   -0.15   -0.16
     From net realized gains             -1.5    -4.59    -1.18   -1.01   -1.04
                                       ------   ------   ------  ------  ------
Total distributions                      -1.7    -4.93     -1.4   -1.16    -1.2
                                       ------   ------   ------  ------  ------
Net asset value, end of year             9.84    15.87    18.65   16.95   15.51
                                       ======   ======   ======  ======  ======
Total return                           (30.18%)  12.06%   19.20%  17.85%  21.76%

Ratios/supplemental data:
Net assets, end of year (millions)       18.9     37.0     32.3    42.0    35.3

Ratios to average net assets:#++
     Expenses                            1.05%    1.05%    1.05%   1.05%   1.05%
     Net investment income               1.98%    1.51%    1.21%   0.97%   1.10%

Portfolio turnover rate-               157.34%  206.19%  174.19% 111.47% 104.50%


     # Includes the Fund's shares of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
     ++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 0.97%, 0.88%, 1.03%, 0.54% and 0.74%, respectively.
     - Portfolio turnover rate of PIC Balanced Portfolio, in which all of the Fund's assets are invested.


                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
Financial Highlights For a share outstanding throughout each period

      Growth Fund A
                                                                      Feb. 3, 1997*
                                          Year ended October 31,         through
                                        2001     2000     1999    1998  October 31,
                                                                          1997
                                       ----------------------------------------------

Net asset value, beginning of period    18.57    17.92    13.67   11.44      10
                                        -----    -----    -----   -----  ------
Income from investment operations:
   Net investment loss                 -0.65    -0.18    -0.12   -0.07    -0.03
   Net realized and unrealized gain
   (loss) on investments               -7.51      2.2     4.37     2.3    1.47
                                       ------   ------   ------  ------  ------
Total from investment operations        -8.16     2.02     4.25    2.23    1.44
                                       ------   ------   ------  ------  ------
Less distributions:
   From net investment income               -        -        -       -       -
   From net realized gain               -2.45    -1.37        -       -       -
                                       ------   ------   ------  ------  ------
Total distributions                     -2.45    -1.37         -               -
                                       ------   ------   ------  ------  ------
Net asset value, end of period           7.96    18.57    17.92   13.67   11.44
                                       ======   ======   ======  ======  ======
Total return                           (50.35%)  11.15%   31.09%  19.49% 14.40%^

Ratios/supplemental data:
Net assets, end of period (millions)      0.4      7.7      6.8     3.7     2.2

Ratios to average net assets:#++
   Expenses                              1.35%    1.35%    1.35%   1.35%  1.35%+
   Net investment loss                  (0.76%)  (0.89%)  (0.85%) (0.68%)(0.62%)+

Portfolio turnover rate-               105.02%  148.85%   80.34%  81.06%  67.54%


     *    Commencement of operations.
     +    Annualized.
     # Includes the Fund's share of expenses, net of fees waived and expenses absorbed, Allocated from the related Portfolio.
     ^    Not annualized
     ++ Net of fee waived and expenses absorbed. The combined fees waived and expenses absorbed were 3.03%, 1.11%, 1.27%, 2.73% and 8.67%, respectively.
     - Portfolio turnover rate of PIC Growth Portfolio, in which all of the Fund's assets are invested.


                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
Financial Highlights For a share outstanding throughout each period

       Mid Cap Fund A
                                                                  December 31,
                                                                     1997*
                                       Year ended October 31,       through
                                        2001     2000     1999  October 31, 1998
                                       -----------------------------------------

Net asset value, beginning of period    29.84    15.87    10.53          10
                                       ------   ------   ------      ------
Income from investment operations:
    Net investment loss                 -0.09    -0.22    -0.11       -0.03
    Net realized and unrealized gain
    (loss) on investments               -10.82   15.13     5.45        0.56
                                       ------   ------   ------      ------
Total from investment operations       -10.91    14.91     5.34        0.53
                                       ------   ------   ------      ------
Less distributions:
    From net realized gains             -6.71    -0.94       --           -
                                       ------   ------   ------      ------
Total distributions                     -6.71    -0.94       --           -
                                        -----    -----   ------      ------
Net asset value, end of period          12.22    29.84    15.87      10.53
                                       ======   ======   ======      ======
Total return                           (45.99%)  97.09%   50.71%      5.30%^

Ratios/supplemental data:
Net assets, end of period (millions)     30.0     36.0     11.9         5.7

Ratios to average net assets:#++
    Expenses                             1.39%    1.39%    1.39%       1.04%+
    Net investment loss                 (1.02%)  (1.03%)  (1.03%)     (0.43%)+

Portfolio turnover rate-               148.64%  185.88%  144.64%     166.89%


     *    Commencement of operations.
     +    Annualized.
     # Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.
     ^    Not annualized
     ++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 0.78%, 0.80%, 2.60% and 4.11%, respectively.
     - Portfolio turnover rate of PIC Mid Cap Portfolio, in which all of the Fund's assets are invested.



                                 PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS
Financial Highlights For a share outstanding throughout each period

        Small Company Growth Fund A
                                                                     Feb. 3, 1997*
                                        Year ended October 31,           through
                                        2001     2000     1999    1998  October 31,
                                                                          1997
                                       -------------------------------------------

Net asset value, beginning of period    19.38    13.55      8.5   10.42      10
                                       ------   ------   ------  ------  ------
Income from investment operations:
        Net investment income (loss)    -0.15     0.10++   -0.3    -0.12  -0.03
        Net realized and unrealized
        gain
        (loss) on investments            -7.1     5.73     5.35    -1.8    0.45
                                       ------   ------   ------  ------  ------
Total from investment operations        -7.25     5.83     5.05   -1.92   0.42
                                       ------   ------   ------  ------  ------

Net asset value, end of period          12.13    19.38    13.55     8.5   10.42
                                       ======   ======   ======  ======  ======
Total return                           (37.41%)  43.03%   59.41% (18.43%) 4.20%^

Ratios/supplemental data:
Net assets, end of period (millions)     39.6     59.5      0.9      2.7    3.1

Ratios to average net assets:++++
        Expenses                        1.45%    1.45%    1.55%    1.55%  1.55%+
        Net investment income (loss)   (1.04%)  (0.93%)  (1.35%)  (1.23%)(1.14%)+

Portfolio turnover rate-                99.00%  143.39%  133.24%  81.75% 151.52%


     *    Commencement of operations.
     +    Annualized.
     # Includes the Fund's share of expenses, net of fees waived and expenses absorbed, Allocated from the related Portfolio.
     ^    Not annualized
     ++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 0.36%, 0.43%, 5.85%, 2.78% and 10.01%, respectively.
     ++ Per share numbers have been calculated using the average shares method.
     - Portfolio turnover rate of PIC Small Cap Portfolio, in which all of the Fund's assets are invested.



                       PROVIDENT INVESTMENT COUNSEL FUNDS
Financial Highlights

For a share outstanding throughout  each period
                                                    Growth
                                                    Fund B



                                          Year Ended            March 31, 1999 *
                                          October 31,               through
                                      2001           2000       October 31, 1999
                                  ----------------------------------------------
Net asset value, beginning of         19.91          18.05            17.65
                                     ------         ------           ------
period
Income from investment
operations:
    Net investment income (loss)      -0.25          -0.29            -0.07
    Net realized and unrealized
    gain (loss) on investments        (9.81)          2.15              0.47
                                     ------         ------           ------
Total from investment operations     -10.06           1.86              0.4
                                     ------         ------           ------
   From net realized gain               -              -                -

Net asset value, end of period         9.85          19.91            18.05
                                     ======         ======           ======
Total return                         (50.53%)        10.30%            2.27%^

Ratios/supplemental data:
Net assets, end of period               0.8            1.8              1.0
(millions)

Ratios to average net assets:#++
    Expenses                           2.10%          2.10%            2.10%+
    Net investment loss               (1.52%)        (1.64%)          (1.70%)+

Portfolio turnover rate              105.02%        148.85%           80.34%

                                                       Mid Cap
                                                       Fund B

                                          Year Ended            March 31, 1999 *
                                          October 31,               through
                                      2001           2000       October 31, 1999
                                  ----------------------------------------------
Net asset value, beginning of         30.42           15.6             13.03
                                     ------         ------           ------
period
Income from investment
operations:
    Net investment income (loss)      -0.36          -0.31            -0.02
    Net realized and unrealized
    gain (loss) on investments       (13.37)         15.13             2.59
                                     ------        -----             ------
Total from investment operations     -13.73         14.82              2.57
                                     ------         -----            ------
   From net realized gain             -1.22           -                 -
                                      -----
Net asset value, end of period        15.47          30.42             15.6
                                     ======         ======           ======
Total return                          46.85%)        95.00%          19.72%^

Ratios/supplemental data:
Net assets, end of period               5.6            9.4              0.7
(millions)

Ratios to average net assets:#++
    Expenses                           2.14%          2.14%            2.14%+
    Net investment loss               (1.79%)        (1.76%)          (1.69%)+

Portfolio turnover rate              148.64%        185.88%          144.64%


                                                Small Company
                                                Growth Fund B


                                          Year Ended            March 31, 1999 *
                                          October 31,               through
                                      2001           2000       October 31, 1999
                                  ----------------------------------------------
Net asset value, beginning of         18.65          13.27             9.64
                                     ------         ------           ------
period
Income from investment
operations:
    Net investment income (loss)      -0.27          -0.21            -0.06
    Net realized and unrealized
    gain (loss) on investments        (6.90)          5.59             3.69
                                     ------         ------           ------
Total from investment operations      -7.17           5.38             3.63
                                     ------         ------           ------
   From net realized gain               -              -                -

Net asset value, end of period        11.48          18.65            13.27
                                     ======         ======           ======
Total return                         (38.45%)        40.54%           37.66%^

Ratios/supplemental data:
Net assets, end of period               1.0            1.6              0.1
(millions)

Ratios to average net assets:#++
    Expenses                           2.30%          2.30%            2.30%+
    Net investment loss               (1.90%)        (1.86%)          (2.07%)+

Portfolio turnover rate               99.00%        143.39%          133.24%


     *    Commencement of operations.

     +    Annualized.

     # Includes each Funds' share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio.

     ^    Not annualized.

     ++ Net of fees waived and expenses absorbed. The combined fees waived and expenses absorbed were 5.15%, 4.66% and 24.58%, respectively, in the case of the Growth Fund B, 1.39%, 1.61% and 95.73%, respectively, in the case of the Mid Cap Fund B and 5.73%, 5.59% and 204.11, respectively, in the case of the Small Company Growth Fund B.


                                 PRIVACY NOTICE

PIC Investment Trust, Provident Investment Counsel and Quasar Distributors, LLC collect non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;

o    Information you give us orally; and

o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

                       Provident Investment Counsel Funds

                                 Balanced Fund A
                              Growth Funds A and B
                              Mid Cap Funds A and B
                       Small Company Growth Funds A and B



For investors who want more information about the Funds, the following documents are available free upon request:

Annual/Semi-annual Reports: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus.

You can get free copies of the Funds' reports and SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

                          Provident Investment Counsel
                                  P.O. Box 8943
                              Wilmington, DE 19899 Telephone: 1-800-618-7643

You can review and copy information including the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available:

Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov

For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

                                             (The Trust's SEC Investment Company
                                                      Act File No. is 811-06498)